DRIEHAUS MUTUAL FUNDS
                        SUPPLEMENT DATED MARCH 2, 2001 TO
                          PROSPECTUS DATED MAY 1, 2000,
                          AS SUPPLEMENTED JULY 10, 2000

     This supplement provides revised disclosure about the portfolio managers for two of the Driehaus Mutual Funds. This information updates the information in the Prospectus dated May 1, 2000 and the Supplement dated July 10, 2000.

     DRIEHAUS INTERNATIONAL GROWTH FUND. Effective March 1, 2001, Mr. Svein Backer joins the management team for the Driehaus International Growth Fund. Mr. Andersen is senior portfolio manager and Mr. Backer is assistant portfolio manager of Driehaus International Growth Fund. Mr. Backer was formerly a senior international analyst, a senior member of the international portfolio management group and chair of the asset allocation committee for The Northern Trust Company in Chicago, Illinois.

     DRIEHAUS EUROPEAN OPPORTUNITY FUND. Effective April 1, 2001, Mr. Ivo St. Kovachev is the portfolio manager for Driehaus European Opportunity Fund, responsible for the investment decisions for this Fund. Since 1994, Mr. St. Kovachev has provided management and research services for an affiliate of the Adviser. Prior thereto, Mr. St. Kovachev was a member of the Foreign Investment Commission of the Bulgarian Government.

     There are currently no other changes to the portfolio managers of the Driehaus Mutual Funds.